UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2022
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street,
Kearney,	Nebraska	68845-4915
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491
__________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	BKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders

The Buckle, Inc. held its Annual Meeting of Stockholders on June 6, 2022. The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Withheld	Broker Non-Votes
Proposal 1 - Election of Board of Directors:
Daniel J. Hirschfeld	40,266,579	—	1,911,652	3,290,115
Dennis H. Nelson	41,473,493	—	704,738	3,290,115
Thomas B. Heacock	39,290,381	—	2,887,850	3,290,115
Kari G. Smith	39,526,732	—	2,651,499	3,290,115
Hank M. Bounds	36,307,697	—	5,870,534	3,290,115
Bill L. Fairfield	39,870,660	—	2,307,571	3,290,115
Bruce L. Hoberman	29,515,749	—	12,662,482	3,290,115
Michael E. Huss	36,272,688	—	5,905,543	3,290,115
Angie J. Klein	41,366,632	—	811,599	3,290,115
John P. Peetz, III	35,982,098	—	6,196,133	3,290,115
Karen B. Rhoads	40,136,920	—	2,041,311	3,290,115
James E. Shada	40,206,194	—	1,972,037	3,290,115

	For	Against	Abstain	Broker Non-Votes

Proposal 2 - Ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm	44,908,581	533,247	26,518	—

ITEM 8.01.     Other Events

On June 7, 2022, The Buckle, Inc. issued a press release announcing a quarterly dividend of $0.35 per share to be paid on July 29, 2022, for shareholders of record at the close of business on July 15, 2022.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).     Exhibits

Exhibit 99.1    Press Release Dated June 7, 2022
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: June 7, 2022	By: /s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated June 7, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)